                                                                  Exhibit 10.1.3

                     AMENDMENT NO. 4 TO THE CREDIT AGREEMENT


                                                   Dated as of September 9, 1996



                  AMENDMENT NO. 4 TO THE CREDIT AGREEMENT among Federated Department Stores, Inc., a Delaware corporation (the "BORROWER"), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the "LENDER PARTIES"), Citibank, N.A., as administrative agent (the "ADMINISTRATIVE AGENT") for the Lender Parties and The Chase Manhattan Bank, N.A. (formerly known as Chemical Bank), as agent (the "AGENT").

                  PRELIMINARY STATEMENTS:

                  (1) The Borrower, the Lender Parties, the Administrative Agent and the Agent have entered into a Credit Agreement dated as of December 19, 1994 (such Credit Agreement, as amended, supplemented or otherwise modified through the date hereof, the "CREDIT AGREEMENT"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

                  (2) The Borrower and the Required Lenders have agreed to further amend the Credit Agreement as hereinafter set forth.

                  SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 below, hereby amended as follows:

                  (a) Section 2.03(a) is hereby amended by deleting all of the first proviso through the number "$50,000,000." and substituting therefor a new proviso to read as follows:

                  "PROVIDED that (x) such Competitive Bid Borrowing shall not exceed an amount equal to the aggregate Unused Working Capital Commitments of the Lenders in effect immediately prior to giving effect to such Competitive Bid Borrowing LESS (I) the Documentary L/C Amount at such time and (II) the aggregate amount of outstanding commercial paper permitted pursuant to
                  Section 5.02(b)(i)(F) and (y) following the making of each Competitive Bid Borrowing, the aggregate amount of the Competitive Bid Advances of all Lenders then outstanding plus the aggregate amount of outstanding commercial paper permitted pursuant to Section 5.02(b)(i)(F) shall not exceed $1,000,000,000.".

                  (b) Section 2.03(a)(ii) is hereby amended by deleting the phrase ", subject to the proviso to the first sentence of this Section 2.03(a),".

                  (c) Section 2.03 is hereby further amended by adding, immediately following each occurrence of the phrase "Competitive Bid Note" the phrase ", if any,".

                  (d) Section 2.08(a) is amended by deleting the phrase "and, thereafter, quarterly on the last Business Day of each March, June, September and December, and on the Termination Date;" occurring immediately before the first proviso, and substituting therefor the following:

                  "and thereafter calculated for the quarterly period ending on the last Business

                  Day of each March, June, September and December and payable in arrears on the fifth Business Day following each such period, and payable in arrears on the Termination Date;".

                  (e) Section 2.08(b) is amended in full to read as follows:

                           "(b) UTILIZATION FEE. During each Non-Investment
                  Grade Period, for each day on which the sum of the aggregate outstanding Advances PLUS the aggregate Available Amount of outstanding Letters of Credit PLUS the aggregate Available Amount of outstanding Documentary L/Cs PLUS the aggregate amount of outstanding commercial paper permitted pursuant to
                  Section 5.02(b)(i)(F) exceeds 50% of the sum of (i) the Term Commitments on such day PLUS (ii) the Working Capital Commitments on such day, the Borrower shall pay to the Administrative Agent for the account of each Lender (other than the Designated Bidders) a utilization fee on the sum of such Lender's Pro Rata Share of the aggregate amount of the Advances outstanding PLUS such Lender's Pro Rata Share of the aggregate Available Amount of all outstanding Standby Letters of Credit at the rate of 0.25% per annum, payable in arrears on March 31, 1995, and thereafter calculated for the quarterly period ending on the last Business Day of each March, June, September and December and payable in arrears on the fifth Business Day following each such period, and payable in arrears on the Termination Date; PROVIDED, HOWEVER, that any utilization fee accrued with respect to any Defaulting Lender's Pro Rata Share of the Advances during the period prior to the time such Lender became a Defaulting Lender and unpaid at such time shall not be payable by the Borrower so long as such Lender shall be a Defaulting Lender except to the extent that such utilization fee shall otherwise have been due and payable by the Borrower prior to such time; and PROVIDED FURTHER that no utilization fee shall accrue with respect to any Defaulting Lenders' Pro Rata Share of the Advances of so long as such Lender shall be a Defaulting Lender."

                  (f) Section 2.14(f)(i) is amended by deleting from the end thereof the phrase "in each case payable in arrears quarterly on the last Business Day of each March, June, September and December, commencing March 31, 1995, and on the Termination Date." and substituting for such phrase the following:

                  "payable in arrears on March 31, 1995, and thereafter calculated for the quarterly period ending on the last Business Day of each March, June, September and December and payable in arrears on the fifth Business Day following each such period, and payable in arrears on the Termination Date;".

                  (g) Article II is further amended by adding thereto a new Section 2.17, to read as follows:

                           "SECTION 2.17. EVIDENCE OF DEBT. (a) Each Lender
shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Advance owing to such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. The Borrower agrees that upon notice by any Lender to the Borrower (with a copy of such notice to the Administrative Agent) to the effect that a promissory note or other evidence of indebtedness is required or appropriate in order for such Lender to evidence (whether for purposes of pledge, enforcement or otherwise) the Advances owing to, or to be made by, such Lender, the Borrower shall promptly execute and deliver to such Lender a Note, payable to the order of such Lender in a principal amount equal to the Commitment of such Lender; PROVIDED, HOWEVER, that, notwithstanding anything to the contrary contained in this Agreement, the execution and delivery of such Note shall not be a condition precedent to the making of any Advance under this Agreement.

                           (b) The Register maintained by the Administrative
Agent pursuant to Section 8.07 shall include a control account, and a subsidiary account for each Lender, in which accounts (taken together) shall be recorded
(i) the date and amount of each Borrowing made hereunder, the Type of Advances comprising such Borrowing and, if appropriate, the Interest Period applicable thereto, (ii) the terms of each Assignment and Acceptance delivered to and accepted by it, (iii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder, and (iv) the amount of any sum received by the Administrative Agent from the Borrower hereunder and each Lender's share thereof.

                           (c) Notwithstanding anything to the contrary
contained in this Agreement, entries made in good faith by the Administrative Agent in the Register pursuant to subsection (b) above, and by each Lender in its account or accounts pursuant to subsection (a) above, shall be prima facie evidence of the amount of principal and interest due and payable or to become due and payable from the Borrower to, in the case of the Register, each Lender and, in the case of such account or accounts, such Lender, under this Agreement, absent manifest error; PROVIDED, HOWEVER, that the failure of the Administrative Agent or such Lender to make an entry, or any finding that an entry is incorrect, in the Register or such account or accounts shall not limit or otherwise affect the obligations of the Borrower under this Agreement.".

                           (h) Section 3.02(a)(iii) is hereby amended by
deleting the semicolon at the end thereof and substituting therefor the following:

                  "and LESS the aggregate amount of outstanding commercial paper permitted pursuant to Section 5.02(b)(i)(F);".

                  (i) Section 3.03(d) is hereby amended by deleting the period at the end thereof and substituting therefor the following:

                  "and LESS the aggregate amount of outstanding commercial paper permitted pursuant to Section 5.02(b)(i)(F).".

                  (j) Section 5.02(b)(i) is hereby amended by (x) deleting the word "and" at the end of clause (E) thereof and (y) adding to the end thereof new subsections (F) and (G) to read as follows:

                           "(F) unsecured Debt consisting of commercial paper
                  issued in the ordinary course of business and aggregating at any time outstanding not more than the lesser of $400,000,000 and the amount of Unused Working Capital Commitments of the Working Capital Lenders at such time; and

                           (G) any Debt extending the maturity of, or refunding
                  or refinancing, in whole or in part, (I) any Debt permitted pursuant to subsection (C), (D) or (E) of this Section 5.02(b)(i) or (II) any extension, refunding or refinancing of such Debt permitted pursuant to this subsection (G); PROVIDED that the terms (including, without limitation, principal amount, interest rate, limitations on liens, if any and subordination terms, if any) taken as a whole of any such extending, refunding or refinancing Debt, and of any agreement entered into and of any instrument issued in connection therewith, are no less favorable to the

                  Loan Parties or the Lender Parties, as determined by the Administrative Agent in its reasonable discretion, than the terms governing the Debt so extended, refunded or refinanced (PROVIDED that no unsecured Debt shall be refunded or refinanced by secured Debt); PROVIDED, HOWEVER, that any such refunding or refinancing Debt may provide for an earlier maturity than the Debt being so refunded or refinanced so long as such earlier maturity is no earlier than six months after the Termination Date; PROVIDED FURTHER that the principal amount of such Debt permitted pursuant to this Section 5.02(b)(i)(G) shall not be increased above the principal amount of Debt outstanding immediately prior to such extension, refunding or refinancing, and the direct and contingent obligors therefor shall not be changed, as a result of or in connection with such extension, refunding or refinancing; and".

                  (k) Section 5.02(b)(iii)(D) is amended by deleting the phrase "any Surviving Debt;" immediately before the first proviso and substituting for such phrase the following:

                  "(I) any Surviving Debt or (II) any extension, refunding or refinancing of such Surviving Debt which extension, refunding or refinancing was effected in accordance with this subsection
                  (D);".

                  (l) Section 8.07(e) is amended by deleting the third and fourth sentences thereof in full.

                  SECTION 2. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective as of the date first above written when, and only when, on or before September 9, 1996 (or such later date as the Administrative Agent and the Borrower shall agree), the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower and the Required Lenders and each of the consents attached hereto executed by each Guarantor and each Pledgor, as applicable. This Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.

                  SECTION 3. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE LOAN DOCUMENTS. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in any outstanding Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

                  (b) The Credit Agreement, any outstanding Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

                  SECTION 4. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                  SECTION 5. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                        FEDERATED DEPARTMENT STORES, INC.

                        By:      /s/ Karen M. Hoguet
                           ------------------------------------
                             Name:  Karen M. Hoguet
                             Title:  Senior VP and Treasurer


                        CITIBANK, N.A.,
                        as Administrative Agent and as Lender

                        By:      /s/ Allen Fisher
                           ------------------------------------
                             Name:  Allen Fisher
                             Title:  Vice President


                        THE CHASE MANHATTAN BANK, N.A.
                                 (formerly known as Chemical Bank), as
                                 Agent and as Lender

                        By:      /s/ Ellen L. Gertzog
                           ------------------------------------
                             Name:  Ellen L. Gertzog
                             Title:  Vice President


                        ALLIED IRISH BANKS, PLC

                        By:      /s/ William I. Strickland
                           ------------------------------------
                             Name:  William I. Strickland
                             Title:  Senior Vice President

                        By:      /s/ Marcia Meeker
                           ------------------------------------
                             Name:  Marcia Meeker
                             Title:  Vice President


                        AERIES FINANCE LTD.

                        By:      /s/ Andreian Wignall
                           ------------------------------------
                             Name:  Andreian Wignall
                             Title:  Director

                        ARAB BANK PLC, GRAND CAYMAN

                        By:      /s/
                           ------------------------------------
                             Name:
                             Title:  EVP/Branch Manager


                        ARAB BANKING CORPORATION

                        By:      /s/ Sheldon Tilney
                           ------------------------------------
                             Name:  Sheldon Tilney
                             Title:  Deputy General Manager


                        THE ASAHI BANK, LTD.

                        By:      /s/
                           ------------------------------------
                             Name:
                             Title:


                        PT. BANK NEGARA INDONESIA (PERSERO)

                        By:      /s/Debra Sothapa
                           ------------------------------------
                             Name:  Debra Sothapa
                             Title:  General Manager


                        BANK OF AMERICA ILLINOIS

                        By:      /s/ M A Detrick
                           ------------------------------------
                             Name:  M A Detrick
                             Title:  Vice President


                        BANK OF IRELAND

                        By:      /s/ Paddy Dowling
                           ------------------------------------
                             Name:  Paddy Dowling
                             Title:  Account Manager


                        BANK OF MONTREAL

                        By:      /s/ Thomas H. Peer
                           ------------------------------------
                             Name:  Thomas H. Peer
                             Title:  Director

                        THE BANK OF NEW YORK

                        By:      /s/ Paula DiPonzio
                           ------------------------------------
                             Name:  Paula DiPonzio
                             Title:  Vice President


                        BANK ONE, COLUMBUS, N.A.

                        By:      /s/ Wendy C. Mayhew
                           ------------------------------------
                             Name:  Wendy C. Mayhew
                             Title:  Vice President


                        BANK POLSKA OPIEKI, S.A.

                        By:      /s/
                           ------------------------------------
                             Name:
                             Title:


                        BANK OF SCOTLAND

                        By:      /s/ Catherine M. Oniferey
                           ------------------------------------
                             Name:  Catherine M. Oniferey
                             Title:  Vice President


                        THE BANK OF TOKYO - MITSUBISHI LTD.

                        By:      /s/ Minoru Wada
                           ------------------------------------
                             Name:  Minoru Wada
                             Title:  Deputy General Manager


                        BANQUE PARIBAS

                        By:      /s/ Mary T. Finnegan
                             Name:  Mary T. Finnegan
                             Title:  Group Vice President

                           ------------------------------------
                        By:      /s/ Ann C. Pifer
                             Name:  Ann C. Pifer
                             Title:  Vice President


                        BEAR STEARNS & CO. INC.

                        By:      /s/
                           ------------------------------------
                             Name:
                             Title:

                        BERLINER HANDELS-UND FRANKFURTER
                             BANK (n/k/a BHF-Bank AG)

                        By:      /s/ John Sykes
                           ------------------------------------
                             Name:  John Sykes
                             Title:  Assistant Vice President

                        By:      /s/ Robert Scehnholz
                           ------------------------------------
                             Name:  Robert Scehnholz
                             Title:  Assistant General Manager/Senior
                                         Vice President


                        CAISSE NATIONALE DE CREDIT AGRICOLE

                        By:      /s/ Alain Butzbach
                           ------------------------------------
                             Name:  Alain Butzbach
                             Title:  Executive Vice President/Deputy General
                                 Manager - USA


                        CANADIAN IMPERIAL BANK OF COMMERCE

                        By:      /s/ John J. Mack
                           ------------------------------------
                             Name:  John J. Mack
                             Title:  Authorized Signatory


                        CAPTIVA FINANCE LTD.

                        By:      /s/ Elizabeth Kearns
                           ------------------------------------
                             Name:  Elizabeth Kearns
                             Title:  Director


                        CERES FINANCE

                        By:      /s/ Elizabeth Kearns
                           ------------------------------------
                             Name:  Elizabeth Kearns
                             Title:  Director


                        THE CHASE MANHATTAN BANK, N.A.

                        By:      /s/
                           ------------------------------------
                             Name:
                             Title:

                        By:      /s/
                           ------------------------------------
                             Name:
                             Title:


                        CITICORP SECURITIES, INC.

                        By:      /s/
                           ------------------------------------
                             Name:
                             Title:


                        COMERICA BANK

                        By:      /s/ Hugh G. Porter
                           ------------------------------------
                             Name:  Hugh G. Porter
                             Title:  Vice President


                        CREDIT LYONNAIS CAYMAN ISLAND BRANCH

                        By:      /s/
                           ------------------------------------
                             Name:
                             Title:


                        CREDIT SUISSE

                        By:      /s/ Chris T. Horgan
                           ------------------------------------
                             Name:  Chris T. Horgan
                             Title:  Associate


                        DEUTSCHE BANK AG NEW YORK
                        AND/OR CAYMAN ISLAND  BRANCHES

                        By:      /s/ David H. Kahn
                           ------------------------------------
                             Name:  David H. Kahn
                             Title:  Assistant Vice President

                        By:      /s/ James Fox
                           ------------------------------------
                             Name:  James Fox
                             Title:  Assistant Vice President


                        COMMERZBANK AKTIENGESELLSCHAFT
                        GRAND CAYMAN BRANCH

                        By:      /s/ Mark Monson
                           ------------------------------------
                             Name:  Mark Monson
                             Title:  Vice President

                        By:      /s/ Dr. Helmut R. Tollner
                           ------------------------------------

                             Name:  Dr. Helmut R. Tollner
                             Title:  Executive Vice President


                        THE FIFTH THIRD BANK

                        By:      /s/ Robert C. Ries
                           ------------------------------------
                             Name:  Robert C. Ries
                             Title:  Vice President


                        THE FIRST NATIONAL BANK OF BOSTON

                        By:      /s/ Rod Guinn
                           ------------------------------------
                             Name:  Rod Guinn
                             Title:  Director


                        THE FIRST NATIONAL BANK OF CHICAGO

                        By:      /s/ Paul E. Rigby
                           ------------------------------------
                             Name:  Paul E. Rigby
                             Title:  Managing Director


                        THE FIRST NATIONAL BANK OF MARYLAND

                        By:      /s/ Andrew W. Fish
                           ------------------------------------
                             Name:  Andrew W. Fish
                             Title:  Vice President


                        FLEET NATIONAL BANK

                        By:      /s/ Kathleen Dimock
                           ------------------------------------
                             Name:  Kathleen Dimock
                             Title:  Assistant Vice President


                        THE FUJI BANK, LIMITED, NEW YORK BRANCH

                        By:      /s/ Teiji Teramoto
                           ------------------------------------
                             Name:  Teiji Teramoto
                             Title:  Vice President and Manager


                        GULF INTERNATIONAL BANK

                        By:      /s/ Abdel-Fattah Tahoun
                           ------------------------------------
                             Name:  Abdel-Fattah Tahoun
                             Title:  Senior Vice President

                        By:      /s/ Thomas E. Fitzherbert
                           ------------------------------------
                             Name:  Thomas E. Fitzherbert
                             Title:  Vice President


                        THE INDUSTRIAL BANK OF JAPAN, LTD.

                        By:      /s/ Junri Oda
                           ------------------------------------
                             Name:  Junri Oda
                             Title:  Senior Vice President and Senior Manager


                        ING CAPITAL ADVISORS, INC.

                        By:      /s/ Kathleen A. Lenarcic
                           ------------------------------------
                        Name:  Kathleen A. Lenarcic
                        Title:  Vice President & Portfolio Manager


                        INTERNATIONALE NEDERLANDEN BANK (U.S.) CAPITAL CORP.

                        By:      /s/ Joan M. Chiappe
                           ------------------------------------
                             Name:  Joan M. Chiappe
                             Title:  Vice President


                        LEHMAN COMMERCIAL PAPER

                        By:      /s/ Michele Swanson
                           ------------------------------------
                             Name:  Michele Swanson
                             Title:  Authorized Signatory


                        MELLON BANK, N.A.

                        By:      /s/ Manbeth Donnely
                           ------------------------------------
                             Name:  Manbeth Donnely
                             Title:  Vice President


                        MERITA BANK, LTD.

                        By:      /s/
                           ------------------------------------
                             Name:
                             Title:


                        MERRILL LYNCH PRIME RATE PORTFOLIO
                                 By:  Merrill Lynch Asset Management, L.P.,
                                      as Investment Advisor

                        By:  /s/ Gilles Marchand
                           ------------------------------------

                             Name:  Gilles Marchand, CFA
                             Title:  Authorized Signatory


                        MERRILL LYNCH SENIOR FLOATING RATE
                                 FUND, INC.

                        By:  /s/ Gilles Marchand
                           ------------------------------------
                             Name:  Gilles Marchand, CFA
                             Title:  Authorized Signatory


                         SENIOR HIGH INCOME PORTFOLIO, INC.

                        By:  /s/ Gilles Marchand
                           ------------------------------------
                             Name:  Gilles Marchand, CFA
                             Title:  Authorized Signatory


                        MITSUBISHI TRUST

                        By:      /s/ Hachiro Hosoda
                           ------------------------------------
                             Name:  Hachiro Hosoda
                             Title:  Senior Vice President


                        THE MITSUI TRUST & BANKING CO., LTD.

                        By:      /s/ Margaret Holloway
                           ------------------------------------
                             Name:  Margaret Holloway
                             Title:  Vice President and Manager


                        MORGAN GUARANTY TRUST COMPANY OF NEW YORK

                        By:      /s/
                           ------------------------------------
                             Name:
                             Title:


                        NATIONAL WESTMINSTER BANK PLC

                        By:      /s/ Phillip Knoll
                           ------------------------------------
                             Name:  Phillip Knoll
                             Title:  Vice President


                        NATIONSBANK, N.A.

                        By:      /s/ Philip S. Durand
                           ------------------------------------
                             Name:  Philip S. Durand
                             Title:  Vice President

                        THE NIPPON CREDIT BANK, LTD.

                        By:      /s/ Barry S. Fein
                           ------------------------------------
                             Name:  Barry S. Fein
                             Title:  Assistant Vice President


                        PNC BANK, OHIO, NATIONAL ASSOCIATION

                        By:      /s/ Bruce A. Kintner
                           ------------------------------------
                             Name:  Bruce A. Kintner
                             Title:  Vice President


                        PROSPECT STREET SENIOR PORTFOLIO, L.P.
                        By Prospect Street Senior Loan Corp.

                        By:      /s/ Paula M. St. Amand
                           ------------------------------------
                             Name:  Paula M. St. Amand
                             Title:  Assistant Secretary


                        RESTRUCTURED OBLIGATIONS BACKED BY
                               SENIOR ASSETS B.V.
                        By:  Chancellor Senior Secured Management, Inc.
                                 as Portfolio Advisor

                        By:      /s/ Christopher E. Jansen
                           ------------------------------------
                             Name:  Christopher E. Jansen
                             Title:  Managing Director


                        STICHTING RESTRUCTURED OBLIGATIONS
                                 BACKED BY SENIOR ASSETS2 (ROSA2)
                        By:  Chancellor Senior Secured Management, Inc.
                                 as Portfolio Advisor

                        By:      /s/ Christopher E. Jansen
                           ------------------------------------
                             Name:  Christopher E. Jansen
                             Title:  Managing Director


                        THE SANWA BANK, LIMITED, NEW YORK BRANCH

                        By:      /s/ Jean-Michael Fatovu
                           ------------------------------------
                             Name:  Jean-Michael Fatovu
                             Title:  Vice President


                        SENIOR DEBT PORTFOLIO

                        By  Boston Management and Research,
                                 as Investment Advisor

                        By:      /s/ Barbara Campbell
                           ------------------------------------
                        Name:  Barbara Campbell
                        Title:  Assistant Treasurer


                        SOCIETE GENERALE

                        By:      /s/ Eric E.O. Siebert, Jr.
                           ------------------------------------
                             Name:  Eric E.O. Siebert, Jr.
                             Title:  Corporate Banking Manager


                        SOCIETY NATIONAL BANK

                        By:      /s/
                           ------------------------------------
                             Name:
                             Title:


                        STAR BANK, N.A.

                        By:      /s/ Douglas V. Wyatt
                           ------------------------------------
                             Name:  Douglas V. Wyatt
                             Title:  Vice President


                        STRATA FUNDING

                        By:      /s/ Elizabeth Kearns
                           ------------------------------------
                             Name:  Elizabeth Kearns
                             Title:  Director


                        THE SUMITOMO BANK, LTD. NEW YORK BRANCH

                        By:      /s/
                           ------------------------------------
                             Name:
                             Title:


                        THE SUMITOMO TRUST & BANKING
                                 CO., LTD., NEW YORK BRANCH

                        By:      /s/ Suraj P. Bhatia
                           ------------------------------------
                             Name:  Suraj P. Bhatia
                             Title:  Senior Vice President

                        SUNTRUST BANK
                        CENTRAL FLORIDA, N.A.

                        By:      /s/ J. Carol Doyle
                           ------------------------------------
                             Name:  J. Carol Doyle
                             Title:  First Vice President


                        TORONTO-DOMINION BANK

                        By:      /s/
                           ------------------------------------
                             Name:
                             Title:


                        THE TRAVELER'S INSURANCE COMPANY

                        By:      /s/
                           ------------------------------------
                             Name:
                             Title:


                        UNION BANK OF CALIFORNIA

                        By:      /s/ Timothy P. Sterb
                           ------------------------------------
                             Name:  Timothy P. Sterb
                             Title:  Vice President


                        VAN KAMPEN AMERICAN CAPITAL PRIME RATE INCOME TRUST

                        By:      /s/ Brian W. Good
                           ------------------------------------
                             Name:  Brian W. Good
                             Title:  Vice President


                        WACHOVIA BANK OF GEORGIA, N.A.

                        By:      /s/ Michael Ripps
                           ------------------------------------
                             Name:  Michael Ripps
                             Title:  Assistant Vice President


                        BANKERS TRUST

                        By:      /s/
                           ------------------------------------
                             Name:
                             Title:

                                     CONSENT

                                                   Dated as of September 9, 1996

                           Each of the undersigned, as a Guarantor under the Guaranty dated as of December 19, 1994 (the "GUARANTY") in favor of the Administrative Agent, for its benefit and the benefit of the Lender Parties party to the Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Amendment, the Guaranty is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Guaranty to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment.


                         BLOOMINGDALE'S, INC.
                         BLOOMINGDALE'S BY MAIL LTD.
                         THE BON, INC.
                         BROADWAY STORES, INC.
                         BULLOCK'S, INC.
                         BURDINES, INC.
                         FEDERATED REAL ESTATE, INC.
                         FEDERATED RETAIL HOLDINGS, INC.
                         LAZARUS, INC.
                         LAZARUS PA, INC.
                         MACY'S CLOSE-OUT, INC.
                         MACY'S EAST, INC.
                         MACY'S REAL ESTATE, INC.
                         MACY'S SPECIALTY STORES, INC.
                         MACY'S WEST, INC.
                         RICH'S DEPARTMENT STORES, INC.
                         STERN'S DEPARTMENT STORES, INC.

                         By:  /s/ Karen M. Hoguet
                            --------------------------------------------
                         Name:  Karen M. Hoguet
                         Title:  Senior Vice President and Treasurer

                         Address of Chief Executive Office and for Notices:
                         7 West Seventh Street
                         Cincinnati, OH  45202
                              Attention:   Chief Financial Officer
                                           (with a copy to General Counsel)

                                     CONSENT

                                                   Dated as of September 9, 1996

                  Each of the undersigned, as a Pledgor under the Security Agreement dated as of December 19, 1994 (the "SECURITY AGREEMENT") in favor of the Administrative Agent, for its benefit and the benefit of the Lender Parties party to the Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment, the Security Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Security Agreement to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment, and (b) the Collateral Documents to which such Pledgor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).


                        FEDERATED DEPARTMENT STORES, INC.

                             By: /s/ Karen M. Hoguet
                                ------------------------------------------
                              Title:  Senior Vice President and Treasurer

                              Address of Chief Executive Office and for Notices:
                              7 West Seventh Street
                              Cincinnati, OH  45202
                              Attention:    Chief Financial Officer
                                            (with a copy to General Counsel)



                             FEDERATED RETAIL HOLDINGS, INC.

                             By: /s/ Karen M. Hoguet
                                ------------------------------------------
                                Title:  Senior Vice President and Treasurer

                             Address of Chief Executive Office and for Notices:
                             7 West Seventh Street
                             Cincinnati, OH  45202
                             Attention:    Chief Financial Officer
                                           (with a copy to General Counsel)